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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 28, 2004

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-1)


                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)




         DELAWARE                      333-111811-01             92-0181950
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
of Incorporation)                       File Number)        Identification No.)
7515 Irvine Center Drive



Irvine, California                                                 92618
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2004 among People's Choice Home Loan Securities Corp., as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, HSBC Bank USA, as trustee and HomEq Servicing Corporation, as Servicer. (In accordance with Rule 202 of Regulation S-T, Schedule 1, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      PEOPLE'S CHOICE HOME LOAN
                                      SECURITIES CORP.


                                      By:  /s/ Brad Plantiko
                                         -------------------------------
                                      Name:    Brad Plantiko
                                      Title:   CFO

Dated: May 12, 2004


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                                  EXHIBIT INDEX



                 Item 601 (a) of         Sequentially
Exhibit          Regulation S-K          Numbered
Number           Exhibit No.             Description                   Page
------           -----------             -----------                   ----
1                4                       Pooling and Servicing          5
                                         Agreement